UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2005

                          Summit Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


 West Virginia                       0-16587                      55-0672148
(State or Other                    (Commission                 (I.R.S. Employer
 Jurisdiction)                     File Number)                 Identification)


                          300 North Main Street
                              Moorefield, WV              26836
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code
                                 (304) 530-1000


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01 Other Events.

On April 22, 2005, Summit Financial Group, Inc.'s ("Summit") Board of Directors declared the first half 2005 dividend. As a result, Summit today issued a News Release announcing the dividend. This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)  Exhibits

     99   News Release issued on April 25, 2005


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    SUMMIT FINANCIAL GROUP, INC.


Date: April 25, 2005                                By: /s/ Julie R. Cook
                                                        ------------------------
                                                        Julie R. Cook
                                                        Vice President and
                                                        Chief Accounting Officer